UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 20, 2003
                                ----------------
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                000-27183             77-0443392
----------------------------      ------------      -------------------
(State or other jurisdiction      (Commission       (IRS Employer
of incorporation)                 File Number)      Identification No.)

                  475 Concar Drive, San Mateo, California 94402
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press Release issued by E.piphany, Inc. dated October 20, 2003

Item 12. Results of Operations and Financial Condition

      On October 20, 2003, E.piphany, Inc. issued a press release announcing results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        E.PIPHANY, INC.

                                        /s/ Kevin Yeaman
                                        ------------------------------
                                        Kevin J. Yeaman
                                        Chief Financial Officer

Date:  October 20, 2003

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press Release issued by E.piphany, Inc. dated October 20, 2003